UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-2968

Name of Registrant: Vanguard Trustees’ Equity Fund

Address of Registrant: P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service: Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 1

Date of reporting period: November 1, 2006–October 31, 2007

Item 1: Reports to Shareholders

>	During the 2007 fiscal year, strong returns in Europe and in emerging markets boosted the return of Vanguard International Value Fund to 27.6%, helping the fund to outperform its benchmark index.

>	Materials and energy stocks were among the fund’s strongest performers, with oil, gas, and metals and mining stocks producing impressive returns.

>	International stocks continued to outperform domestic issues over the 12-month period, and the dollar’s ongoing weakness further enhanced offshore gains for
U.S. investors.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	7
Fund Profile	11
Performance Summary	13
Financial Statements	15
Your Fund’s After-Tax Returns	29
About Your Fund’s Expenses	30
Glossary	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard International Value Fund	VTRIX	27.6%
MSCI EAFE Index		24.9
Average International Fund[1]		27.8

Your Fund’s Performance at a Glance
October 31, 2006–October 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Value Fund	$41.70	$48.38	$0.880	$3.094

1 Derived from data provided by Lipper Inc.

Note: MSCI EAFE Index is the Morgan Stanley Capital International Europe, Australasia, Far East Index.

Chairman’s Letter

Dear Shareholder,

During the fiscal year ended October 31, 2007, international stocks continued their ascendancy over domestic issues. For the year, Vanguard International Value Fund returned 27.6%—ahead of its benchmark, the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, which gained 24.9%, and in line with the average return of international funds.

Your fund benefited from strong economic growth across Europe and within emerging markets. Materials and energy stocks were among the healthiest performers, with oil, gas, and metals and mining stocks producing strong returns. The fund’s largest sector, financials, showed more modest gains, in large part because of the weak performance of many Japanese banks. The weak U.S. dollar boosted foreign stock returns for U.S.-based investors.

Stocks rode a bumpy path to impressive results

Despite some volatility, the U.S. stock market produced strong results during the fund’s fiscal year. Ongoing problems with low-quality mortgage loans (an unpleasant postscript to the housing downturn) rattled financial markets in the spring and summer and continued to make investors skittish through the close of the fiscal period. At the end of October, crude oil prices touched historic highs, while the U.S. dollar dipped to record lows versus other major currencies.

Still, the broad U.S. stock market returned an impressive 15.3%. Large-capitalization stocks outperformed small-caps, and growth stocks outperformed value stocks—both continuing recent months’ reversals of longer-term trends.

Bond investors converged on high-quality issues

As troubles in the subprime credit market rippled across the financial markets, bond investors sought the relative safety of U.S. Treasury bonds. This “flight to quality” drove prices for Treasuries higher and yields lower, and widened the spread between Treasury yields and the much higher yields demanded by investors for riskier bonds. Declines in Treasury yields were steepest at the short end of the maturity spectrum, aided by the actions of the Federal Reserve Board. The central bank lowered the target for short-term interest rates to 4.50% in two separate rate cuts (a half-percentage-point in September and a quarter-point on October 31). The yield of the 3-month Treasury bill finished the fiscal period at 3.92% after spending much of the year near 5%; the 10-year Treasury note ended at 4.47%.

For the year, the broad taxable bond market returned 5.4%. Returns from tax-exempt bonds were lower, as these issues did not benefit from the late-summer rally in Treasuries.

Market Barometer
	Average Annual Total Returns
	Periods Ended October 31, 2007
	One Year	Three Years	Five Years
Stocks
MSCI All Country World Index ex USA (International)	33.0%	27.4%	26.4%
Russell 1000 Index (Large-caps)	15.0	13.8	14.5
Russell 2000 Index (Small-caps)	9.3	13.7	18.7
Dow Jones Wilshire 5000 Index (Entire market)	15.3	14.2	15.3

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.4%	3.9%	4.4%
Lehman Municipal Bond Index	2.9	3.7	4.5
Citigroup 3-Month Treasury Bill Index	5.0	4.1	2.9

CPI
Consumer Price Index	3.5%	3.1%	2.9%

Your advisors’ stock selection bolstered the fund’s performance

During the 2007 fiscal year, Vanguard International Value Fund benefited from the sound stock selection of its advisors: Hansberger Global Investors, Inc., AllianceBernstein L.P., and Lazard Asset Management LLC. Hansberger and Lazard rely on traditional research—though each stresses different measures when selecting individual stocks—while AllianceBernstein combines traditional research with a quantitative approach.

During the 2007 fiscal year, the trio’s combined approach generated a robust return of 27.6% across industry sectors and geographic regions.

The fund enjoyed notable success in emerging markets, while moderating its exposure to global weak spots such as Japan. At the end of the fiscal period, the fund was weighted roughly 8% in Asian emerging markets, in which the benchmark index had nearly no exposure. Returns for emerging markets such as China, Thailand, and Taiwan were stellar. The fund also had a roughly 6% exposure in Latin American emerging markets, where total returns topped 90%.

The fund underweighted Japan (the country’s stocks represented 15% of the fund on average, 20% of the benchmark). That was a good thing, as many Japanese financial institutions experienced a subpar year. Overall, Japan was among the weakest developed-market performers

Expense Ratios[1]
Your fund compared with its peer group
		Average
		International
	Fund	Fund
International Value Fund	0.41%	1.57%

1 Fund expense ratio reflects the 12 months ended October 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

and Japanese banks were among the fund’s poorest performers. Sumitomo Mitsui Financial was down 25%, and Mitsubishi UFJ Financial slid 20%.

Major contributors to the fund’s overall return included top holdings Vodafone (+60%) and Companhia Vale do Rio Doce (+195%), which is an emerging-market success in the materials sector. Overall, the materials and energy sectors were up 76% and 44%, respectively.

Over the long term, your fund has outperformed

Over the past ten years, your fund has produced an average annual return about two percentage points better than those of its primary benchmarks.

Translating that into dollars, a hypothetical investment of $10,000 in the fund on October 31, 1997, would have grown to $28,551. The same investment compounded at the average return among international funds would have resulted in $5,264 less.

In addition to its advisors’ talents and experience, the fund also benefits from an expense ratio that is about one-fourth the industry average, which means that shareholders are able to keep more of the returns in their pockets.

International exposure helps to diversify your holdings

As long-term investors know, there is no way to predict what will happen in the stock and bond markets day to day, much

Total Returns
Ten Years Ended October 31, 2007
Average
Annual Return
International Value Fund	11.1%
MSCI EAFE Index	9.3
Average International Fund[1]	8.8
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

less year by year. The best way to approach long-term investing is to select an appropriate, diversified mix of stock, bond, and money market mutual funds that fits your goals, time horizon, and risk tolerance.

Because the global economy is increasingly interdependent, what happens in one country or region is likely to influence what occurs elsewhere. In the latter half of 2007, international markets showed that they were not immune from the turmoil that swept through the U.S. markets. Overall, however, they weathered the shock better.

By combining domestic stock funds with international funds, as well as bond and money market funds, you can do much to insulate your portfolio from sometimes capricious markets.

The International Value Fund can add diversification to your portfolio and help you move toward your long-term investment goals.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

November 15, 2007

Advisors’ Report

During the 12 months ended October 31, 2007, Vanguard International Value Fund returned 27.6%. This performance reflects the combined efforts of your fund’s three independent advisors. The use of multiple advisors provides exposure to distinct yet complementary investment approaches, enhancing the fund’s diversification.

The advisors, the percentage and amount of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also provided a discussion of the investment environment during the 2007 fiscal year and how portfolio positioning reflects this assessment. These comments were prepared on November 12, 2007.

AllianceBernstein L.P.

Portfolio Managers:

Kevin F. Simms, CFA, Co-Chief Investment Officer, International Value Equities

Henry S. D’Auria, CFA, Co-Chief Investment Officer, International Value Equities

After an extended period of unusual calm, volatility returned with a vengeance to the global capital markets during the late summer months. Despite this, international equity markets posted healthy gains for the year ended October 31, thanks to a supportive economic outlook, strong corporate earnings, and for the first nine months of the period, booming activity in mergers and acquisitions. For the period from November 1, 2006, through October 31, 2007, the MSCI All

Vanguard International Value Fund Investment Advisors

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	37	3,836	The advisor uses a fundamentals-based, research-
			driven approach to find companies whose long-
			term earnings power exceeds the level implied by
			their current stock price. Proprietary quantitative
			tools aid risk control and portfolio construction,
			helping to find a balanced trade-off between risk
			and return.
Hansberger Global Investors, Inc.	36	3,695	The advisor employs traditional, bottom-up
			fundamental analysis to uncover undervalued
			investment opportunities. A team of analysts
			around the world evaluates companies from
			both economic and geographic perspectives.
Lazard Asset Management LLC	24	2,512	The advisor uses a research-driven, bottom-up,
			relative-value approach in selecting stocks. The
			goal is to identify individual stocks that offer an
			appropriate trade-off between low relative
			valuation and high financial productivity.
Cash investments[1]	3	270	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

Country World Index ex USA returned 33.0% in U.S. dollars; the International Value Fund returned 27.6%.

Our portfolio benefited from holdings in industrial commodities, particularly South Korea’s Honam Petrochemical. Other contributors included steel companies ArcelorMittal, JFE Holdings, and POSCO, as well as U.K.-based diversified mining company Xstrata. These stocks rose thanks to continued strong demand, as well as consolidation, in the steel and other metals industries. Stock selection in the energy sector was also positive, with emerging-market energy firms Sinopec (China Petroleum & Chemical) and Petróleo Brasileiro among the strongest contributors.

Offsetting these positives was stock selection in the financials sector. The largest detractors were Japanese leasing group Orix and Sumitomo Mitsui Financial Group, which were hurt by concern about the outlook for Japanese economic growth as well as market jitters caused by the subprime loan crisis, despite having limited exposure to subprime mortgages or related financial products. Other detractors in the sector included Dutch financial services firm ING, which fell on weak earnings; Royal Bank of Scotland, where investors worried that a consortium including this bank overpaid for Dutch bank ABN AMRO; and HBOS, which was hurt by suggestions that U.K. mortgage lending was likely to slow.

Valuation spreads are beginning to widen modestly as investor anxiety increases, which may increase the opportunity for future returns. If this trend continues, we may have the chance to adopt more concentrated positions in undervalued stocks. As ever, this will depend on the results of our research, which will guide our actions as market developments unfold. However, at this point valuations are still relatively compressed, and the portfolio remains more diversified than usual. Financial stocks continue to represent the largest exposure, but our reasons for owning them vary by industry and geography. We continue to find industrial commodities attractive as our research indicates that global demand is likely to stay strong.

Among other moves, we have been trimming a number of energy holdings and moving into the more attractively valued Royal Dutch Shell. Even with rising exploration and development costs, Royal Dutch Shell is likely to benefit from its strong position in liquefied natural gas and its exposure to European refining. We have been rotating out of Toyota Motor in favor of Nissan, as our research suggests that even in a weaker export environment, Nissan’s business remains fundamentally sound and the company is attractively valued on a normalized earnings basis.

Hansberger Global Investors, Inc.

Portfolio Managers:

Ronald Holt, CFA, CEO and Co-Chief Investment Officer—Value Team

Aureole L.W. Foong, Managing Director, Emerging Markets

International equity markets survived turbulent conditions in August and September and posted strong returns for the one-year period ended October 31. While markets were shaken by the U.S. mortgage-related credit crunch, the continued strength of economies outside of the United States (specifically in emerging-market countries such as China, India, and Brazil) supported a continuation of the global bull market. U.S. investors in international equities also benefited from the continued decline in the U.S. dollar versus most other currencies during this period.

Over the past year, our portfolio benefited from strong performance in the energy and materials sectors, especially from companies domiciled in emerging market countries. As markets such as China, India, Russia, and Brazil continue to integrate into the world economy, their demand for raw materials and energy has been a key driver of earnings and cash flows for companies in these sectors. The share prices of Brazil-based Companhia Vale do Rio Doce, a supplier of iron ore, nickel, and other basic materials, and Petróleo Brasileiro, a supplier of oil and other hydrocarbons, more than doubled over the past year. Portfolio holdings in Russian materials companies also did well, with Evraz, a producer of steel and steel-related products, and Norilsk Nickel, a supplier of nickel and other basic materials, delivering strong returns.

Holdings in the industrials and health care sectors were among the key detractors from the portfolio’s performance. In the industrials sector, an underweight allocation and underperformance by some holdings hurt relative results. One such holding was Johnson Electric, a Hong Kong-based maker of micromotors. Johnson Electric’s profitability was hurt by the continued rise in the prices of steel and other raw materials, which the company was unable to pass on to its customers. In the health care sector, an overweight allocation and negative stock selection hurt performance.

We continue to overweight the energy and technology sectors, as well as emerging markets. Despite the recent strong performance in emerging markets, our research continues to suggest that in many instances companies in these high-growth countries have better growth prospects, are more profitable, and represent better value than their peers in developed markets. Our largest underweighting continues to be in the industrials sector. While fundamentals remain strong, our research suggests that most companies in this sector are fully valued.

Lazard Asset Management LLC

Portfolio Managers:

Gabrielle Boyle, Senior Managing Director

Michael Powers, Managing Director

The portfolio underperformed in a period of excellent absolute returns for equity markets, especially emerging markets. Indeed, our decision to reduce exposure to emerging-market stocks early in the period because of valuations, which looked rich versus those of developed-market equities, served as a significant detractor. Not owning Chinese and Indian stocks particularly undermined relative performance.

The portfolio was also hamstrung by underweighted positions in the materials and industrials sectors, which were based on our reluctance to pay full valuations for companies generating cyclical-peak earnings and our concerns over the sustainability of these earnings.

The financials sector proved challenging, most notably banking stocks. Our Japanese bank holdings hurt returns; we had expected that net interest margins would rise as Japanese interest rate policy normalized, but that did not happen, and growth in noninterest income did not meet our expectations. We reduced our exposure to Japanese banks over the period.

Our large overweighted position in consumer staples was constructive, with stocks such as Heineken, InBev, and Nestlé adding value following robust operational performances. Telecommunication services stocks, particularly emerging-market operators, aided returns, while both an overweighted exposure to and stock selection within health care were unhelpful.

Looking ahead, we continue to have concerns about valuations in emerging markets and remain underweighted. We still find the consumer staples sector attractive, likewise telecom services stocks, where we retain a bias toward emerging-market operators. We maintain an underweighted position in the financials sector, especially among banks. Our concerns over valuations in the industrials, materials, and consumer discretionary sectors persist.

As the economy enters a period of greater uncertainty and slowing growth in parts of the world, we believe our preference for large, well-managed, well-capitalized companies with global franchises should serve the portfolio well.

Fund Profile

As of October 31, 2007

Portfolio Characteristics
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Stocks	221	1,137	2,067
Turnover Rate	38%	—	—
Expense Ratio	0.41%	—	—
Short-Term Reserves	1.1%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.96
Beta	1.06	0.97

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	8.5%	11.1%	9.8%
Consumer Staples	7.4	8.3	7.6
Energy	11.5	7.5	10.7
Financials	29.1	27.7	24.8
Health Care	6.8	6.1	6.6
Industrials	6.5	12.4	11.3
Information Technology	9.1	5.7	9.6
Materials	10.8	9.8	9.2
Telecommunication Services	6.5	6.1	6.1
Utilities	3.8	5.3	4.3

Ten Largest Holdings[4](% of total net assets)

Vodafone Group PLC	wireless
	telecommunication
	services	2.3%
Total SA	integrated
	oil and gas	1.7
Eni SpA	integrated
	oil and gas	1.7
Royal Dutch Shell PLC	integrated
	oil and gas	1.5
GlaxoSmithKline PLC	pharmaceuticals	1.4
Petroleo Brasileiro	integrated
SA ADR	oil and gas	1.3
Suez SA	multi-utilities	1.3
Credit Suisse Group	diversified
(Registered)	capital markets	1.3
Samsung
Electronics Co., Ltd.	semiconductors	1.2
Novartis AG (Registered)	pharmaceuticals	1.2
Top Ten		14.9%

Allocation by Region (% of equity exposure)

1 MSCI EAFE Index.

2 MSCI All Country World Index ex USA.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 32.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Market Diversification (% of equity exposure)
	Comparative		Broad
	Fund[1]	Index[2]	Index[3]
Europe
United Kingdom	20.4%	22.9%	17.3%
France	11.2	10.3	7.7
Germany	9.2	8.7	6.5
Switzerland	6.5	6.5	4.9
Italy	3.5	3.8	2.8
Netherlands	2.9	2.9	2.1
Spain	1.6	4.2	3.2
Finland	1.1	1.9	1.4
Ireland	1.1	0.7	0.5
Other European
Markets	2.3	7.6	5.6
Subtotal	59.8%	69.5%	52.0%
Pacific
Japan	15.1%	20.0%	14.9%
Australia	1.5	6.9	5.2
Singapore	1.3	1.2	0.9
Other Pacific Markets	0.4	2.4	1.8
Subtotal	18.3%	30.5%	22.8%
Emerging Markets
South Korea	4.4%	—	2.8%
Brazil	4.4	—	2.4
Russia	3.2	—	1.7
Taiwan	1.5	—	2.0
China	1.4	—	3.3
Other Emerging
Markets	4.4	—	6.6
Subtotal	19.3%	—	18.8%
North America
Canada	2.6%	—	6.4%

1 Market percentages exclude currency contracts held by the fund.

2 MSCI EAFE Index.

3 MSCI All Country World Index ex USA.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 1997–October 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended October 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
International Value Fund[1]	27.55%	25.35%	11.06%	$28,551
MSCI All Country World Index ex USA	32.97	26.39	10.75	27,762
MSCI EAFE Index	24.91	23.21	9.26	24,236
Average International Fund[2]	27.80	22.41	8.82	23,287

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.

Fiscal-Year Total Returns (%): October 31, 1997–October 31, 2007

Average Annual Total Returns: Periods Ended September 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
International Value Fund[1]	5/16/1983	26.35%	25.54%	9.88%

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table on page 22 for dividend and capital gains information.

Financial Statements

Statement of Net Assets

As of October 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (94.8%)[1]
Argentina (0.3%)
Tenaris SA ADR	489,600	26,340

Australia (1.3%)
Westpac Banking
Corp., Ltd.	2,050,826	57,563
National Australia Bank Ltd.	489,021	19,785
Zinifex Ltd.	1,187,900	18,799
QBE Insurance Group Ltd.	424,736	12,998
Macquarie Airports Group	2,973,428	12,220
Metcash Trading Ltd.	1,887,800	8,265
		129,630
Austria (0.2%)
Voestalpine AG	200,000	18,071

Belgium (0.8%)
InBev	542,300	51,327
Fortis	955,666	30,691
* Fortis NPV Strips	382,266	6
		82,024
Brazil (4.3%)
Companhia Vale do Rio
Doce Sponsored ADR	2,565,912	81,006
Petroleo Brasileiro SA Pfd.	1,616,500	67,391
Petroleo Brasileiro SA ADR	677,000	64,742
^Companhia Energetica de
Minas Gerais ADR	2,069,527	44,702
Gerdau SA ADR	1,413,300	43,954
Companhia Vale do Rio
Doce ADR	1,086,000	40,920
Banco do Brasil SA	2,142,000	38,789
Uniao de Bancos
Brasileiros SA GDR	187,100	29,569
Usiminas-Usinas Siderugicas
de Minas Gerais SA Pfd.	311,300	24,407
Companhia de Saneamento
Basico do Estado de
Sao Paulo	328,800	8,572
		444,052

		Market
		Value•
	Shares	($000)
Canada (2.6%)
IGM Financial, Inc.	668,384	38,880
Royal Bank of Canada	646,137	38,331
Teck Cominco Ltd. Class B	695,000	34,807
CIBC	288,800	31,184
Nexen Inc.	634,471	21,486
EnCana Corp.	288,500	20,187
Husky Energy Inc.	416,000	19,390
ING Canada Inc.	399,225	19,018
Methanex Corp.	397,900	12,152
Sun Life Financial Services
of Canada	206,200	11,982
Bank of Nova Scotia	137,970	7,811
Petro-Canada	98,400	5,677
* HudBay Minerals, Inc.	95,100	2,742
		263,647
China (1.3%)
Denway Motors Ltd.	74,000,000	52,220
China Petroleum &
Chemical Corp.	26,620,000	42,385
Cosco Pacific Ltd.	13,416,000	41,808
		136,413
Denmark (0.1%)
Carlsberg A/S B Shares	77,725	10,513

Finland (1.0%)
Nokia Oyj	1,899,600	75,443
Stora Enso Oyj R Shares	1,589,600	29,322
		104,765
France (10.7%)
Total SA	2,190,812	176,790
Suez SA	2,006,059	130,879
AXA	2,127,442	95,557
BNP Paribas SA	764,561	84,737
Renault SA	499,154	84,307
Sanofi-Aventis	921,404	81,050
Carrefour SA	1,062,534	76,779
Neuf Cegetel	1,074,860	54,528
Schneider Electric SA	394,091	54,514
Vivendi SA	1,160,000	52,420

		Market
		Value•
	Shares	($000)
Societe Generale Class A	272,685	46,067
Pinault-Printemps-
Redoute SA	202,114	40,194
Credit Agricole SA	878,086	34,789
Groupe Danone	367,800	31,655
Lagardere SCA	351,800	29,834
Compagnie Generale des
Etablissements Michelin SA	175,100	23,582
Air France	91,200	3,480
		1,101,162
Germany (8.7%)
Allianz AG	525,000	118,219
Siemens AG	792,254	107,426
Adidas AG	1,216,853	81,165
DaimlerChrysler AG
(Registered)	699,000	76,472
E.On AG	330,500	64,613
Muenchener
Rueckversicherungs-
Gesellschaft AG
(Registered)	330,600	63,462
BASF AG	449,500	62,227
RWE AG	396,000	54,097
SAP AG	963,594	52,105
Commerzbank AG	1,145,006	48,512
Deutsche Lufthansa AG	1,561,100	46,089
Deutsche Post AG	1,502,600	45,532
Deutsche Bank AG	264,200	35,128
Merck KGaA	259,700	32,499
Fresenius Medical Care AG	201,000	10,640
		898,186
Greece (0.4%)
Folli-Follie SA	883,000	38,079

Hong Kong (0.4%)
China Netcom Group Corp.
Hong Kong Ltd.	12,330,000	37,895

India (0.8%)
Infosys Technologies Ltd.
ADR	976,021	49,719
State Bank of India GDR	283,900	35,872
		85,591
Indonesia (0.3%)
PT Telekomunikasi Indonesia
ADR	555,700	26,813
* PT Toba Pulp Lestari Tbk	545,000	—
		26,813
Ireland (1.1%)
CRH PLC	1,109,100	42,790
* Ryanair Holdings PLC	4,403,905	36,854
Anglo Irish Bank Corp. PLC	1,702,241	28,735
		108,379

		Market
		Value•
	Shares	($000)
Israel (0.1%)
Bank Hapoalim Ltd.	1,800,000	9,966

Italy (3.3%)
Eni SpA	4,693,997	171,392
Unicredito Italiano SpA	9,462,508	81,400
Saipem SpA	1,139,985	50,595
Buzzi Unicem SpA	806,400	22,927
Fondiaria-Sai SpA	341,916	16,648
		342,962
Japan (13.6%)
Nintendo Co.	154,600	98,183
Canon, Inc.	1,754,750	88,789
Sumitomo Mitsui
Financial Group, Inc.	10,377	85,001
Nissan Motor Co., Ltd.	6,345,500	72,800
Nomura Holdings Inc.	3,714,200	66,184
Sumitomo Corp.	3,339,000	58,178
Sumitomo Trust &
Banking Co., Ltd.	7,273,000	54,228
Nidec Corp.	720,900	54,167
JFE Holdings, Inc.	905,900	53,030
Promise Co., Ltd.	1,574,900	47,372
Mitsui OSK Lines Ltd.	2,833,000	46,822
Millea Holdings, Inc.	1,181,200	46,487
Mitsubishi UFJ
Financial Group	4,642,060	46,449
Toshiba Corp.	5,098,000	43,171
Orix Corp.	202,120	41,460
Mitsui & Co., Ltd.	1,581,000	41,008
Fujitsu Ltd.	5,001,000	39,267
Bank of Yokohama Ltd.	5,335,000	37,856
Mitsui Chemicals, Inc.	4,007,000	37,688
Yaskawa Electric Corp.	2,779,000	37,385
Nippon Telegraph and
Telephone Corp.	8,005	36,636
Isuzu Motors Ltd.	7,224,000	36,014
Shionogi & Co., Ltd.	2,110,000	35,959
THK Co., Ltd.	1,599,400	35,269
Tokyo Electric Power Co.	1,310,400	33,251
Sharp Corp.	1,827,000	28,819
Hoya Corp.	525,300	19,128
Toyota Motor Corp.	283,200	16,212
Takeda
Pharmaceutical Co. Ltd.	248,900	15,547
Kyushu Electric
Power Co., Inc.	599,700	14,622
Nippon Mining
Holdings Inc.	1,276,500	12,074
Hitachi Ltd.	1,212,000	8,117
Leopalace21 Corp.	228,200	7,285
Mitsubishi Chemical
Holdings Corp.	839,500	6,946
EDION Corp.	330,000	3,790
Sankyo Co., Ltd.	60,000	2,561
		1,407,755

			Market
			Value•
		Shares	($000)
Mexico (0.9%)
	America Movil SA de
	CV Series L ADR	890,548	58,233
*	Cemex SAB de CV ADR	797,419	24,457
	Fomento Economico
	Mexicano, SA de CV ADR	262,531	9,349
			92,039
Netherlands (2.8%)
	ING Groep NV	2,352,868	106,347
	Heineken NV	789,000	55,385
*	ArcelorMittal	650,006	52,450
	TNT NV	806,800	33,108
	Koninklijke Ahold NV	2,191,680	33,022
	Corporate Express	944,500	10,573
			290,885
Norway (0.2%)
*	Subsea 7 Inc.	868,400	25,659

Philippines (0.3%)
	Philippine Long Distance
	Telephone Co.	385,500	26,877

Russia (3.1%)
	Mining and Metallurgical Co.
	Norilsk Nickel ADR	294,708	91,065
2	Evraz Group SA GDR	966,047	72,937
	LUKOIL Sponsored ADR	710,658	65,213
	OAO Gazprom ADR	753,100	37,651
	Mobile TeleSystems ADR	376,400	31,241
	LUKOIL ADR	239,800	22,005
			320,112
Singapore (1.2%)
	DBS Group Holdings Ltd.	4,268,701	66,813
	Singapore
	Telecommunications Ltd.	21,782,000	61,941
			128,754
South Africa (0.5%)
	Sanlan Ltd.	9,045,470	33,196
	Standard Bank Group Ltd.	1,013,700	18,391
			51,587
South Korea (4.3%)
	Kookmin Bank	1,407,725	115,117
	Samsung Electronics Co.,
	Ltd.	136,750	84,320
	Hyundai Motor Co., Ltd.	495,096	39,344
*	Hynix Semiconductor Inc.	1,246,200	34,958
	POSCO	40,600	29,607
2	Samsung
	Electronics Co., Ltd. GDR	87,400	26,741
	Industrial Bank of Korea	1,299,860	26,649
	Hyundai Mobis	200,510	20,180
	Honam Petrochemical Corp.	129,200	19,723

		Market
		Value•
	Shares	($000)
Hana Financial Group Inc.	339,800	17,198
Samsung Electronics Co.,
Ltd. Pfd.	34,500	16,431
Hyundai Motor Co.,
Ltd. Pfd.	267,000	10,254
		440,522
Spain (1.4%)
Banco Santander
Central Hispano SA	4,330,425	94,705
Repsol YPF SA	1,300,700	51,387
		146,092
Sweden (0.4%)
Telefonaktiebolaget LM
Ericsson AB Class B	9,059,900	27,107
Svenska Cellulosa
AB B Shares	612,000	10,813
Electrolux AB Series B	394,000	7,654
		45,574
Switzerland (6.3%)
Credit Suisse Group
(Registered)	1,933,268	130,645
Novartis AG (Registered)	2,366,970	125,909
Nestlé SA (Registered)	252,948	116,832
Roche Holdings AG	449,900	76,844
Lonza AG (Registered)	461,600	53,849
Zurich Financial Services AG	157,500	47,554
UBS AG	711,300	38,134
Synthes, Inc.	293,807	36,686
Julius Baer Holding, Ltd.	299,500	26,012
		652,465
Taiwan (1.4%)
Taiwan Semiconductor
Manufacturing Co.,
Ltd. ADR	3,999,536	42,595
AU Optronics Corp.	18,503,328	40,030
United Microelectronics
Corp.	35,865,061	23,523
Siliconware Precision
Industries Co.	10,353,879	21,733
Compal Electronics Inc.
GDR	1,499,399	9,491
China Steel Corp.	4,477,410	6,356
China Steel Corp. GDR	191,155	5,505
		149,233
Thailand (0.6%)
Bangkok Bank Public Co.,
Ltd. (Foreign)	9,845,700	37,135
PTT Chemical Public Co.
Ltd. (Foreign)	2,059,900	25,215
		62,350
Turkey (0.6%)
Turkcell Iletisim Hizmetleri
A.S.	6,322,200	61,891

		Market
		Value•
	Shares	($000)
United Kingdom (19.5%)
Vodafone Group PLC	61,165,205	241,024
GlaxoSmithKline PLC	5,499,082	141,250
Royal Dutch Shell PLC
Class A
(Amsterdam Shares)	3,213,400	140,989
HBOS PLC	5,757,392	104,946
Barclays PLC	7,026,462	88,930
BHP Billiton PLC	2,189,697	84,096
AstraZeneca Group PLC	1,704,997	83,963
BP PLC	5,998,100	78,035
Man Group PLC	5,703,416	70,090
Tesco PLC	6,733,186	68,494
Diageo PLC	2,768,800	63,526
Royal Bank of
Scotland Group PLC	5,702,446	61,587
Xstrata PLC	819,970	59,125
British Sky
Broadcasting Group PLC	4,062,943	57,541
HSBC Holdings PLC
(Hong Kong Shares)	2,771,135	54,622
British American Tobacco
PLC	1,403,000	53,451
Unilever PLC	1,572,500	53,323
Prudential PLC	3,228,800	52,747
HSBC Holdings PLC	2,564,300	50,842
Aviva PLC	2,705,192	42,622
BAE Systems PLC	4,020,900	41,774
Old Mutual PLC	9,900,000	38,001
Lloyds TSB Group PLC	2,982,100	33,875
Smith & Nephew PLC	2,225,752	30,142
Imperial Tobacco Group
PLC	511,900	25,984
Reckitt Benckiser Group
PLC	442,000	25,676
Cadbury Schweppes PLC	1,796,600	23,899
Home Retail Group	2,327,100	21,157
British Energy Group PLC	1,650,000	18,327
Royal & Sun Alliance
Insurance Group PLC	4,504,779	14,843
Marston's PLC	1,965,600	14,118
Trinity Mirror PLC	1,630,100	13,676
Cattles PLC	1,579,701	11,259
Rio Tinto PLC	118,900	11,150
Royal Dutch Shell PLC
Class B	241,359	10,530
Greene King PLC	461,700	8,728
Taylor Wimpey PLC	1,167,400	6,039
SABMiller PLC	159,100	4,792
Antofagasta PLC	228,700	4,001
Kazakhmys PLC	40,500	1,246
Associated British Foods PLC	35,400	674
		2,011,094
Total Common Stocks
(Cost $7,199,550)		9,777,377

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (4.2%)[1]
Money Market Fund (4.0%)
3	Vanguard Market
	Liquidity Fund, 4.955%	401,356,040	401,356
3	Vanguard Market
	Liquidity Fund,
	4.955%—Note G	15,776,200	15,776
			417,132

		Face
		Amount
		($000)
U.S. Agency Obligation (0.2%)
4	Federal Home Loan Bank
5	4.511%, 1/23/08	17,000	16,823
Total Temporary Cash Investments
(Cost $433,957)			433,955
Total Investments (99.0%)
(Cost $7,633,507)			10,211,332
Other Assets and Liabilities (1.0%)
Other Assets—Note C			483,994
Liabilities—Note G			(381,895)
			102,099
Net Assets (100%)
Applicable to 213,153,573 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			10,313,431
Net Asset Value Per Share			$48.38

At October 31, 2007, net assets consisted of:[6]
	Amount	Per
	($000)	Share
Paid-in Capital	7,048,502	$33.07
Undistributed Net
Investment Income	158,534.74
Accumulated Net
Realized Gains	509,072	2.39
Unrealized Appreciation
Investment Securities	2,577,825	12.09
Futures Contracts	13,312.06
Foreign Currencies and
Forward Currency Contracts	6,186.03
Net Assets	10,313,431	$48.38

• See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.8% and 1.2%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2007, the aggregate value of these securities was $99,678,000, representing 1.0% of net assets.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $16,823,000 and cash of $4,145,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

Statement of Operations

Year Ended
October 31, 2007
($000)
Investment Income
Income
Dividends[1]	227,349
Interest[2]	16,498
Security Lending	5,223
Total Income	249,070
Expenses
Investment Advisory Fees—Note B
Basic Fee	14,307
Performance Adjustment	1,275
The Vanguard Group—Note C
Management and Administrative	16,000
Marketing and Distribution	2,011
Custodian Fees	1,969
Auditing Fees	34
Shareholders’ Reports	181
Trustees’ Fees and Expenses	12
Total Expenses	35,789
Expenses Paid Indirectly—Note D	(703)
Net Expenses	35,086
Net Investment Income	213,984
Realized Net Gain (Loss)
Investment Securities Sold	538,090
Futures Contracts	7,896
Foreign Currencies and Forward Currency Contracts	1,724
Realized Net Gain (Loss)	547,710
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,337,952
Futures Contracts	7,133
Foreign Currencies and Forward Currency Contracts	5,414
Change in Unrealized Appreciation (Depreciation)	1,350,499
Net Increase (Decrease) in Net Assets Resulting from Operations	2,112,193

1 Dividends are net of foreign withholding taxes of $14,576,000.

2 Interest income from an affiliated company of the fund was $15,927,000.

Statement of Changes in Net Assets

	Year Ended October 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	213,984	140,452
Realized Net Gain (Loss)	547,710	557,775
Change in Unrealized Appreciation (Depreciation)	1,350,499	609,303
Net Increase (Decrease) in Net Assets Resulting from Operations	2,112,193	1,307,530
Distributions
Net Investment Income	(151,772)	(62,618)
Realized Capital Gain[1]	(533,615)	(122,999)
Total Distributions	(685,387)	(185,617)
Capital Share Transactions—Note H
Issued	2,751,856	2,784,127
Issued in Lieu of Cash Distributions	639,483	174,536
Redeemed[2]	(1,430,518)	(761,142)
Net Increase (Decrease) from Capital Share Transactions	1,960,821	2,197,521
Total Increase (Decrease)	3,387,627	3,319,434
Net Assets
Beginning of Period	6,925,804	3,606,370
End of Period[3]	10,313,431	6,925,804

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $95,547,000 and $33,545,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net of redemption fees of $623,000 and $745,000.

3 Net Assets—End of Period includes undistributed net investment income of $158,534,000 and $116,199,000.

Financial Highlights

For a Share Outstanding		Year Ended October 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$41.70	$33.30	$28.36	$24.54	$18.92
Investment Operations
Net Investment Income	1.020	1.00[1]	.63	.48	.48
Net Realized and Unrealized Gain (Loss)
on Investments	9.634	9.06	4.79	3.80	5.43
Total from Investment Operations	10.654	10.06	5.42	4.28	5.91
Distributions
Dividends from Net Investment Income	(.880)	(.56)	(.48)	(.46)	(.29)
Distributions from Realized Capital Gains	(3.094)	(1.10)	—	—	—
Total Distributions	(3.974)	(1.66)	(.48)	(.46)	(.29)
Net Asset Value, End of Period	$48.38	$41.70	$33.30	$28.36	$24.54

Total Return[2]	27.55%	31.22%	19.30%	17.68%	31.72%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,313	$6,926	$3,606	$2,218	$1,511
Ratio of Total Expenses to
Average Net Assets[3]	0.41%	0.46%	0.50%	0.56%	0.62%
Ratio of Net Investment Income to
Average Net Assets	2.46%	2.61%	2.26%	1.99%	2.46%
Portfolio Turnover Rate	38%	36%	32%	74%	27%

1 Calculated based on average shares outstanding.

2 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.01%, 0.00%, 0.02%, and 0.04%.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard International Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Trustees’ Equity Fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the European and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. AllianceBernstein L.P., Hansberger Global Investors, Inc., and Lazard Asset Management LLC each provide investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein L.P. is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International All Country World Index excluding USA. The basic fee for Hansberger Global Investors, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. The basic fee for Lazard Asset Management LLC is subject to quarterly adjustments based on performance since July 31, 2006, relative to the Morgan Stanley Capital International All Country World Index excluding USA.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended October 31, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund’s average net assets before an increase of $1,275,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2007, the fund had contributed capital of $828,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.83% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2007, these arrangements reduced the fund’s management and administrative expenses by $454,000 and custodian fees by $249,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended October 31, 2007, the fund realized net foreign currency losses of $4,985,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation of $18,510,000 on the fund’s passive foreign investment company holdings at October 31, 2006, has been distributed and is reflected in the balance of undistributed net income. Since October 31, 2006, the fund’s passive foreign investment company holdings have depreciated in value by $11,389,000, reducing the amount of taxable income available for distribution as of October 31, 2007. Unrealized appreciation on the fund’s passive foreign investment company holdings at October 31, 2007, was $7,121,000.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $14,892,000 from undistributed net investment income, and $41,600,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at October 31, 2007, the fund had $283,428,000 of ordinary income and $406,572,000 of long-term capital gains available for distribution.

At October 31, 2007, the cost of investment securities for tax purposes was $7,642,149,000. Net unrealized appreciation of investment securities for tax purposes was $2,569,183,000, consisting of unrealized gains of $2,673,954,000 on securities that had risen in value since their purchase and $104,771,000 in unrealized losses on securities that had fallen in value since their purchase.

At October 31, 2007, the aggregate settlement value of open futures contracts expiring in December 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
Topix Index	829	116,240	6,834
Dow Jones EURO STOXX 50 Index	1,474	96,048	2,389
FTSE 100 Index	489	68,553	2,531
S&P ASX 200 Index	170	26,759	1,558

At October 31, 2007, the fund had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
		Contract Amount (000)			(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
12/28/07	EUR	64,737	USD	93,728	2,472
12/28/07	GBP	31,782	USD	65,897	2,135
12/19/07	JPY	6,731,418	USD	58,731	(708)
12/28/07	AUD	27,194	USD	25,119	1,917
AUD—Australian dollar.
EUR—euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency gains of $370,000 resulting from the translation of other assets and liabilities at October 31, 2007.

F. During the year ended October 31, 2007, the fund purchased $4,510,774,000 of investment securities and sold $3,197,646,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at October 31, 2007, was $15,489,000, for which the fund received cash collateral of $15,776,000.

H. Capital shares issued and redeemed were:

	Year Ended October 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	64,271	72,609
Issued in Lieu of Cash Distributions	15,995	5,030
Redeemed	(33,181)	(19,883)
Net Increase (Decrease) in Shares Outstanding	47,085	57,756

I.In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning November 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of October 31, 2007, no provision for income tax would be required in the fund's financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Trustees' Equity Fund and the Shareholders of Vanguard International Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Value Fund (the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by correspondence with the custodian and brokers, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 6, 2007

Special 2007 tax information (unaudited) for Vanguard International Value Fund

This information for the fiscal year ended October 31, 2007, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $470,827,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $101,656,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through to shareholders foreign source income of $240,958,000 and foreign taxes paid of $13,610,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2007. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2008.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Value Fund[1]
Periods Ended October 31, 2007
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	27.55%	25.35%	11.06%
Returns After Taxes on Distributions	25.42	24.44	9.72
Returns After Taxes on Distributions and Sale of Fund Shares	19.24	22.20	8.98

1 Total returns do not include the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Value Fund	4/30/2007	10/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,120.43	$2.14
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.19	2.04

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee assessed on redemptions of shares held for less than two months, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.40%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board,
Trustee since May 1987;	Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and
Chairman of the Board and	of each of the investment companies served by The Vanguard Group.
Chief Executive Officer
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro
Trustee since January 2001	bono ventures in education); Senior Advisor to Greenwich Associates
148 Vanguard Funds Overseen	(international business strategy consulting); Successor Trustee of Yale
University; Overseer of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
148 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University
Trustee since June 2006	of Pennsylvania since 2004; Professor in the School of Arts and Sciences,
148 Vanguard Funds Overseen	Annenberg School for Communication, and Graduate School of Education of
the University of Pennsylvania since 2004; Provost (2001–2004) and Laurance
S. Rockefeller Professor of Politics and the University Center for Human
Values (1990–2004), Princeton University; Director of Carnegie Corporation of
New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President
Trustee since July 1998	and Chief Global Diversity Officer since 2006, Vice President and Chief
148 Vanguard Funds Overseen	Information Officer (1997–2005), and Member of the Executive Committee of
Johnson &Johnson (pharmaceuticals/consumer products); Director of the
University Medical Center at Princeton and Women’s Research and Education
Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of
Trustee since December 2004	Finance and Banking, Harvard Business School; Senior Associate Dean,
148 Vanguard Funds Overseen	Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business
School; Director and Chairman of UNX, Inc. (equities trading firm) since 2003;
Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President,
Trustee since January 1993	Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
148 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and
Trustee since April 1985	Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
148 Vanguard Funds Overseen	Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational
Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
148 Vanguard Funds Overseen	Vanguard Group.

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The
Secretary since July 2005	Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group
148 Vanguard Funds Overseen	since 2005; Secretary of The Vanguard Group, and of each
of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People
With Hearing Impairment > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by
with the offering of shares of any Vanguard	calling Vanguard at 800-662-2739. The guidelines are
fund only if preceded or accompanied by	also available from the SEC’s website, www.sec.gov.
the fund’s current prospectus.	In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington,
D.C.To find out more about this public service, call the
SEC at 202-551-8090. Information about your fund is
also available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q460 122007

>	Vanguard Diversified Equity Fund returned 15.2% for the 12 months ended
October 31, 2007, its second full fiscal year.

>	The fund edged past its benchmark index, but its return lagged the average result of peer mutual funds.

>	The fund benefited from double-digit returns produced by its eight underlying funds, which represent stocks of different company sizes, investment styles, and valuations.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	8
Performance Summary	9
Financial Statements	11
Your Fund’s After-Tax Returns	18
About Your Fund’s Expenses	19
Glossary	21

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended October 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Diversified Equity Fund	VDEQX	15.2%
MSCI US Broad Market Index		15.0
Average Multi-Cap Core Fund[1]		16.1

Your Fund’s Performance at a Glance
October 31, 2006–October 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Diversified Equity Fund	$23.20	$26.15	$0.270	$0.259

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Diversified Equity Fund delivered a 15.2% total return for the fiscal year ended October 31, 2007, a bit higher than the return of U.S. stocks in general as measured by the Morgan Stanley Capital International US Broad Market Index, but somewhat lower than the average return of competing multi-capitalization core funds.

As its name implies, the Diversified Equity Fund offers broad diversification, which it provides through a “fund of funds” strategy, meaning that it invests in other mutual funds. Diversified Equity’s underlying mutual funds are carefully selected to provide exposure to differing investment styles, company sizes, and portfolio management approaches.

Note that if you own the Diversified Equity Fund in a taxable account, you may wish to review page 18 for a report on the fund’s after-tax returns.

Stocks rode a bumpy path to impressive results

Despite some volatility, the U.S. stock market produced strong results during the fund’s fiscal year. Ongoing problems with low-quality mortgage loans (an unpleasant postscript to the housing downturn) rattled financial markets in the spring and summer, and continued to make investors skittish through the close of the fiscal period. At the end of October, crude oil

2

prices touched historic highs, while the U.S. dollar dipped to record lows versus other major currencies.

Still, the Dow Jones Wilshire 5000 Index returned an impressive 15.3%. Large-capitalization stocks outperformed small-caps, and growth stocks outperformed value stocks—both continuing recent months’ reversals of longer-term trends.

International companies performed even better than domestic issues. Stocks in emerging markets fared particularly well, followed by European and Pacific region stocks (Japan was a notable laggard). The weak U.S. dollar boosted foreign stock returns for U.S.-based investors.

Bond investors converged on high-quality issues

As troubles in the subprime credit market rippled across the financial markets, bond investors sought the relative safety of U.S. Treasury bonds. This “flight to quality” drove prices for Treasuries higher and yields lower, and widened the spread between Treasury yields and the much higher yields demanded by investors for riskier bonds. Declines in Treasury yields were steepest at the short end of the maturity spectrum, aided by the actions of the Federal Reserve Board. The central bank lowered the target for short-term interest rates to 4.50% in two separate rate cuts (a half-percentage-point in September and a quarter-point on October 31). The yield of the 3-month

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.0%	13.8%	14.5%
Russell 2000 Index (Small-caps)	9.3	13.7	18.7
Dow Jones Wilshire 5000 Index (Entire market)	15.3	14.2	15.3
MSCI All Country World Index ex USA (International)	33.0	27.4	26.4

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.4%	3.9%	4.4%
Lehman Municipal Bond Index	2.9	3.7	4.5
Citigroup 3-Month Treasury Bill Index	5.0	4.1	2.9

CPI
Consumer Price Index	3.5%	3.1%	2.9%

3

Treasury bill finished the fiscal period at 3.92%, after spending much of the year near 5%; the 10-year Treasury note ended at 4.47%.

For the year, the broad taxable bond market returned 5.4%. Returns from tax-exempt bonds were lower, as these issues did not benefit from the late-summer rally in Treasuries.

Despite a growth-oriented market, all eight funds added to return

The eight funds in the Vanguard Diversified Equity portfolio all produced double-digit returns for the fiscal year ended October 31, 2007. The growth-oriented funds benefited from the market’s renewed preference for growth stocks; excellent stock selection helped the value funds to keep pace. As stated, Diversified Equity’s 15.2% return was slightly higher than that of the fund’s market benchmark—the MSCI US Broad Market Index—but lagged the average result of peer funds.

The highest returns came from Diversified Equity’s four growth funds, which together provide exposure to stocks of all capitalization sizes. The Explorer™ Fund, with its small-cap emphasis, returned 15.3%, despite significantly underperforming its benchmark because of disappointing stock picks. The U.S. Growth Fund, which has a large-cap focus, earned 17.1%. Morgan™ Growth Fund, also a large-cap fund and the only growth fund in the portfolio to beat its benchmark, advanced 20.6%. And the Mid-Cap Growth Fund topped

Expense Ratios
Your fund compared with its peer group
	Acquired	Average
	Fund Fees	Multi-Cap
	and Expenses[1]	Core Fund[2]
Diversified Equity Fund	0.38%	1.30%

1 This figure represents a weighted average of the annualized expense ratios and any fees charged by the underlying mutual funds in which the Diversified Equity Fund invests. The fund does not charge any expenses or fees of its own. Acquired is a term the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

2 Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

the group with a 26.4% return. Together, these funds represented about 45% of Diversified Equity’s assets.

Although value stocks trailed growth stocks in this latest market cycle, Diversified Equity’s value funds, which together represented about 35% of fund assets, brought home respectable returns. Large-cap-oriented Windsor™ II Fund returned 14.6%, significantly beating its benchmark index. Contributing to its outperformance was the advisors’ below-benchmark exposure to financials-sector stocks, which took the brunt of the subprime mortgage-related stresses. Windsor Fund, also large-cap focused, and the Capital Value Fund, which tends toward mid-caps, brought in returns of 11.2% and 11.7%, respectively, and each bested its benchmark.

Diversified Equity’s largest holding is Vanguard Growth and Income Fund, which represents about 20% of assets. The Growth and Income Fund invests in both value and growth stocks through a quantitative strategy that, as with many traditional quantitative funds, produces a mild value “bias.” This bias created a performance headwind as the market gravitated toward large-cap growth stocks during the year. Quantitative funds came under pressure when the subprime mortgage crisis reverberated through the global financial markets. The Growth and Income Fund managed to avoid much of the fallout, but its 11.5% return was nevertheless 3 percentage points shy of its benchmark.

Total Returns
June 10, 2005,[1] Through October 31, 2007
Average
Annual Return
Diversified Equity Fund	13.4%
MSCI US Broad Market Index	14.0
Average Multi-Cap Core Fund[2]	13.8
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 The fund’s inception.

2 Derived from data provided by Lipper Inc.

5

A foundation for potential growth over the long term

Fiscal 2007 was Diversified Equity’s second full year of operation. Since its inception in June 2005, the fund’s average annual return of 13.4% has hovered slightly below those of its benchmark index and competitive funds. A hypothetical investment of $10,000 made in Diversified Equity at the fund’s inception would have grown to $13,510 by October 31, 2007.

As one of Vanguard’s newer funds, Diversified Equity has a short track record that can’t yet address the key question: How will the fund perform over the various market cycles it will face over the long term? We can say that, so far, the fund’s strategy of exposure to a variety of investment characteristics has positioned it to benefit from shifting, and difficult to accurately predict, market trends.

More important, we’re confident that Diversified Equity will benefit from the collective investment skills and experience of the talented investment advisors who manage the underlying Vanguard funds. Save for the Capital Value Fund, which began in 2001, the underlying funds themselves have solid long-term track records. The average age of the eight component funds exceeds 25 years.

The market will change, but your fund is ready

A well-designed fund of funds such as Diversified Equity can effectively address a fundamental reality in investing: We can’t

Underlying Funds: Allocations and Returns
As of October 31, 2007
		Total Returns:
	Percentage of	October 31, 2006,
Vanguard Fund	Diversified	Through
(Investor Shares)	Equity’s Assets	October 31, 2007
Growth and Income	20.0%	11.5%
Morgan Growth	15.0	20.6
Windsor	15.0	11.2
Windsor II	15.0	14.6
U.S. Growth	15.0	17.1
Explorer	10.0	15.3
Mid-Cap Growth	5.0	26.4
Capital Value	5.0	11.7
Combined	100%	15.2%

6

know for sure in advance which investment types will do well at any given time. Diversified Equity harnesses some fundamental investment principles to contend with this uncertainty.

Diversification is one such principle. The fund provides exposure to differing stock investment styles and capitalizations. And since the most effective investment approach can vary at different times, Diversified Equity further addresses the uncertainty issue by offering a variety of time-tested investment strategies executed by skilled investment managers. Supported by Vanguard’s low-cost structure, these talented teams of managers can offer shareholders a powerful advantage over time.

Investors benefit in other ways. A fund of funds effectively reduces the number of funds in your personal portfolio, which can simplify recordkeeping and give you a clearer picture of your portfolio. And your fund of funds will handle the important chore of periodically rebalancing holdings to maintain an original asset allocation.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

November 12, 2007

7

Fund Profile

As of October 31, 2007

Portfolio Characteristics
		Comparative
	Fund[1]	Index[2]
Number of Stocks	1493	3807
Median Market Cap	$45.7B	$38.7B
Price/Earnings Ratio	16.6x	18.2x
Price/Book Ratio	2.6x	2.9x
Yield	1.2%	1.7%
Return on Equity	19.1%	19.0%
Earnings Growth Rate	21.1%	21.3%
Foreign Holdings	0.0%	0.0%
Acquired Fund Fees
and Expenses[3]	0.38%	—

Allocation to Underlying Vanguard Funds

Growth and Income Fund	20.0%
Morgan Growth Fund	15.0
Windsor Fund	15.0
Windsor II Fund	15.0
U.S. Growth Fund	15.0
Explorer Fund	10.0
Mid-Cap Growth Fund	5.0
Capital Value Fund	5.0

Sector Diversification (% of equity exposure)
		Comparative
	Fund[1]	Index[2]
Consumer Discretionary	10.6%	10.2%
Consumer Staples	9.1	8.4
Energy	10.0	11.1
Financials	19.7	18.8
Health Care	13.4	11.8
Industrials	10.4	11.8
Information Technology	14.5	17.1
Materials	3.8	3.8
Telecommunication Services	4.5	3.4
Utilities	4.0	3.6

Investment Focus

1 Reflects holdings of underlying funds.

2 MSCI US Broad Market Index.

3 This figure represents a weighted average of the annualized expense ratios and any fees charged by the underlying mutual funds in which the fund invests. The fund does not charge any expenses or fees of its own. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

See page 21 for a glossary of investment terms.

8

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 10, 2005–October 31, 2007

Initial Investment of $10,000

		Average Annual Total Returns	Final Value
		Periods Ended October 31, 2007	of a $10,000
	One Year	Since Inception[1]	Investment
Diversified Equity Fund[2]	15.24%	13.40%	$13,510
MSCI US Broad Market Index	15.03	14.03	13,688
Average Multi-Cap Core Fund[3]	16.05	13.79	13,620

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: June 10, 2005.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Derived from data provided by Lipper Inc.

9

Fiscal Year Total Returns (%): June 10, 2005–October 31, 2007

Average Annual Total Returns: Periods ended September 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Since Inception
Diversified Equity Fund[1]	6/10/2005	17.75%	13.29%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table on page 14 for dividend and capital gains information.

10

Financial Statements

Statement of Net Assets

As of October 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Funds (99.9%)
Vanguard Growth and Income Fund Investor Shares	3,539,357	136,195
Vanguard Morgan Growth Fund Investor Shares	4,632,780	102,338
Vanguard Windsor Fund Investor Shares	5,236,324	102,213
Vanguard Windsor II Fund Investor Shares	2,695,051	101,981
Vanguard U.S. Growth Fund Investor Shares	4,893,380	101,978
Vanguard Explorer Fund Investor Shares	812,693	68,209
Vanguard Mid-Cap Growth Fund	1,636,643	34,206
Vanguard Capital Value Fund	2,550,016	34,068

Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 4.956%	47,647	48
Total Investment Companies (Cost $645,905)		681,236
Other Assets and Liabilities (0.1%)
Other Assets		3,691
Liabilities		(2,845)
		846
Net Assets (100%)
Applicable to 26,086,721 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		682,082
Net Asset Value Per Share		$26.15

At October 31, 2007, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	640,218	$24.55
Undistributed Net Investment Income	1,358.05
Accumulated Net Realized Gains	5,175.20
Unrealized Appreciation	35,331	1.35
Net Assets	682,082	$26.15

• See Note A in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

11

Statement of Operations

Year Ended
October 31, 2007
($000)
Investment Income
Income
Income Distributions Received	2,422
Net Investment Income—Note B	2,422
Realized Net Gain (Loss)
Capital Gain Distributions Received	5,470
Investment Securities Sold	32
Realized Net Gain (Loss)	5,502
Change in Unrealized Appreciation (Depreciation) of Investment Securities	27,275
Net Increase (Decrease) in Net Assets Resulting from Operations	35,199

12

Statement of Changes in Net Assets

	Year Ended October 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,422	821
Realized Net Gain (Loss)	5,502	1,344
Change in Unrealized Appreciation (Depreciation)	27,275	8,199
Net Increase (Decrease) in Net Assets Resulting from Operations	35,199	10,364
Distributions
Net Investment Income	(1,522)	(394)
Realized Capital Gain[1]	(1,460)	(205)
Total Distributions	(2,982)	(599)
Capital Share Transactions—Note E
Issued	570,872	94,734
Issued in Lieu of Cash Distributions	2,694	550
Redeemed	(48,480)	(27,843)
Net Increase (Decrease) from Capital Share Transactions	525,086	67,441
Total Increase (Decrease)	557,303	77,206
Net Assets
Beginning of Period	124,779	47,573
End of Period[2]	682,082	124,779

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $276,000 and $205,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,358,000 and $458,000.

13

Financial Highlights

Diversified Equity Fund

	Year Ended		June 10[1] to
	October 31,		Oct. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005
Net Asset Value, Beginning of Period	$23.20	$20.45	$20.00
Investment Operations
Net Investment Income	.232	.225	.01
Capital Gain Distributions Received	.542	.419	—
Net Realized and Unrealized Gain (Loss) on Investments	2.705	2.334	.44
Total from Investment Operations	3.479	2.978	.45
Distributions
Dividends from Net Investment Income	(.270)	(.150)	—
Distributions from Realized Capital Gains	(.259)	(.078)	—
Total Distributions	(.529)	(.228)	—
Net Asset Value, End of Period	$26.15	$23.20	$20.45

Total Return[2]	15.24%	14.66%	2.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$682	$125	$48
Ratio of Expenses to Average Net Assets—Note B	0%[3]	0%	0%
Ratio of Net Investment Income to Average Net Assets	0.85%	0.92%	0.10%*
Portfolio Turnover Rate	3%	16%	1%

1 Inception.

2 Total returns do not reflect the account service fee that may be applicable to certain accounts with balances below $10,000.

3 The acquired fund fees and expenses were 0.38%.

* Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Notes to Financial Statements

Vanguard Diversified Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Trustees’ Equity Fund. The fund invests in selected Vanguard actively managed U.S. stock funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended October 31, 2007, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at October 31, 2007, the fund had $1,481,000 of ordinary income and $5,089,000 of long-term capital gains available for distribution.

At October 31, 2007, the cost of investment securities for tax purposes was $645,941,000. Net unrealized appreciation of investment securities for tax purposes was $35,295,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

D. During the year ended October 31, 2007, the fund purchased $537,274,000 of investment securities and sold $7,875,000 of investment securities other than temporary cash investments.

15

E. Capital shares issued and redeemed were:

	Year Ended October 31,
	2007	2006
	Shares	Shares
	(000)	(000)
Issued	22,548	4,299
Issued in Lieu of Cash Distributions	114	26
Redeemed	(1,955)	(1,272)
Net Increase (Decrease) in Shares Outstanding	20,707	3,053

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning November 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005–2007) for purposes of implementing FIN 48, and has concluded that as of October 31, 2007, no provision for income tax would be required in the fund’s financial statements.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Trustees’ Equity Fund and the Shareholders of Vanguard Diversified Equity Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Diversified Equity Fund (the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007 by agreement to the underlying ownership records for the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 6, 2007

Special 2007 tax information (unaudited) for Vanguard Diversified Equity Fund

This information for the fiscal year ended October 31, 2007, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $1,184,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $1,504,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 48.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

17

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Diversified Equity Fund[1]
Periods Ended October 31, 2007
	One	Since
	Year	Inception[2]
Returns Before Taxes	15.24%	13.40%
Returns After Taxes on Distributions	14.81	13.12
Returns After Taxes on Distributions and Sale of Fund Shares	10.29	11.44

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 June 10, 2005.

18

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Diversified Equity Fund has no direct expenses, but bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Diversified Equity Fund.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended October 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Equity Fund	4/30/2007	10/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,052.74	$1.97
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.29	1.94

1 The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The Diversified Equity Fund’s annualized expense figure for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense figure, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

19

Note that the expenses shown in the table on page 19 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

20

Glossary

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

21

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the
Trustee since May 1987;	Board, Chief Executive Officer, and Director/Trustee of The Vanguard
Chairman of the Board and	Group, Inc., and of each of the investment companies served by The
Chief Executive Officer	Vanguard Group.
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners
Trustee since January 2001	(pro bono ventures in education); Senior Advisor to Greenwich
148 Vanguard Funds Overseen	Associates (international business strategy consulting); Successor
Trustee of Yale University; Overseer of the Stern School of Business at
New York University; Trustee of the Whitehead Institute for Biomedical
Research.
Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman,
Trustee since December 2001[2]	President, and Chief Executive Officer of Rohm and Haas Co.
148 Vanguard Funds Overseen	(chemicals); Board Member of the American Chemistry Council; Director
of Tyco International, Ltd. (diversified manufacturing and services) since
2005; Trustee of Drexel University and of the Chemical Heritage
Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the
Trustee since June 2006	University of Pennsylvania since 2004; Professor in the School of Arts and
148 Vanguard Funds Overseen	Sciences, Annenberg School for Communication, and Graduate School of
Education of the University of Pennsylvania since 2004; Provost (2001–2004)
and Laurance S. Rockefeller Professor of Politics and the University Center
for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President
Trustee since July 1998	and Chief Global Diversity Officer since 2006, Vice President and Chief
148 Vanguard Funds Overseen	Information Officer (1997–2005), and Member of the Executive Committee of
Johnson &Johnson (pharmaceuticals/consumer products); Director of the
University Medical Center at Princeton and Women’s Research and Education
Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of
Trustee since December 2004	Finance and Banking, Harvard Business School; Senior Associate Dean,
148 Vanguard Funds Overseen	Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business
School; Director and Chairman of UNX, Inc. (equities trading firm) since 2003;
Chair of the Investment Committee of HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President,
Trustee since January 1993	Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift
148 Vanguard Funds Overseen	trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and
Trustee since April 1985	Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of
148 Vanguard Funds Overseen	Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational
Foundation.
Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard
Treasurer since July 1998	Group, Inc.;Treasurer of each of the investment companies served by The
148 Vanguard Funds Overseen	Vanguard Group.

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The
Secretary since July 2005	Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group
148 Vanguard Funds Overseen	since 2005; Secretary of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2005; Principal of The
Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, Explorer, Morgan,
Windsor, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739
The Vanguard Group, Inc.
Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone for People	respective owners.
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by
fund only if preceded or accompanied by	calling Vanguard at 800-662-2739. The guidelines are
the fund’s current prospectus.	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington,
D.C.To find out more about this public service, call the
SEC at 202-551-8090. Information about your fund is
also available on the SEC’s website, and you can
receive copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6080 122007

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2007: $47,000

Fiscal Year Ended October 31, 2006: $43,700

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2007: $2,835,320

Fiscal Year Ended October 31, 2006: $2,347,620

(b)	Audit-Related Fees.

Fiscal Year Ended October 31, 2007: $630,400

Fiscal Year Ended October 31, 2006: $530,000

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)	Tax Fees.

Fiscal Year Ended October 31, 2007: $215,900

Fiscal Year Ended October 31, 2006: $101,300

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)	All Other Fees.

Fiscal Year Ended October 31, 2007: $0

Fiscal Year Ended October 31, 2006: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)	Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2007: $215,900

Fiscal Year Ended October 31, 2006: $101,300

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

BY:_____________(signature)________________
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: December 11, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

BY:_____________(signature)________________
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: December 11, 2007

VANGUARD TRUSTEES’ EQUITY FUND

BY:_____________(signature)________________
(HEIDI STAM)
THOMAS J. HIGGINS*
TREASURER

Date: December 11, 2007

*By Power of Attorney. See File Number 333-145624, filed on August 22, 2007. Incorporated by Reference.